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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement           [ ] Confidential,
                                              for Use of the Commission Only
[ ] Definitive Proxy Statement                (as permitted by Rule 14a-6(e)(2))

[x] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              SL Industries, Inc.
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                (Name of Registrant as Specified in Its Charter)

                              SL Industries, Inc.
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                   (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box): Previously Paid

     [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total Fee Paid:

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     [X] Fee paid previously with preliminary materials.


     [x] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:    $125.00

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     (2) Form, Schedule or Registration Statement No.:  DEF 14a

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     (3) Filing party:                                  Registrant

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     (4) Date filed:                                    10-11-96

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    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.


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     [LOGO]
SL INDUSTRIES, INC.
                                 SUPPLEMENT TO
                                PROXY STATEMENT
                             DATED OCTOBER 11, 1996

The deadline for acceptance of shareholder's proposals on page 11 of SL Industries Inc.'s Proxy Statement, dated October 11, 1996, was printed incorrectly. The correct delivery date for submission of proposals for inclusion in the Corporation's Proxy Statement for its 1997 Annual Meeting of Shareholders is June 13, 1997.